Exhibit 99.2 Q3 2025 Financial Results Apollo Commercial Real Estate Finance, Inc. October 30, 2025 Unless otherwise noted, information as of September 30, 2025 It should not be assumed that investments made in the future will be profitable or will equal the performance of the investments shown in this document.

Forward Looking Statements and Other Disclosures This presentation may contain forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond management’s control. These forward-looking statements may include information about possible or assumed future results of Apollo Commercial Real Estate Finance, Inc.’s (the “Company,” “ARI,” “we,” “us” and “our”) business, financial condition, liquidity, results of operations, plans and objectives. When used in this presentation, the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, are intended to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: higher interest rates and inflation; market trends in our industry, real estate values, the debt securities markets or the general economy; ARI’s business and investment strategy; ARI’s operating results; ARI’s ability to obtain and maintain financing arrangements; the timing and amounts of expected future fundings of unfunded commitments; and the return on equity, the yield on investments and risks associated with investing in real estate assets including changes in business conditions and the general economy. The forward-looking statements are based on management’s beliefs, assumptions and expectations of future performance, taking into account all information currently available to ARI. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to ARI. Some of these factors are described under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in ARI’s Annual Report on Form 10-K for the year ended December 31, 2024 and other filings with the Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. If a change occurs, ARI’s business, financial condition, liquidity and results of operations may vary materially from those expressed in ARI’s forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for management to predict those events or how they may affect ARI. Except as required by law, ARI is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation contains information regarding ARI’s financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), including Distributable Earnings and Distributable Earnings per share. Please refer to page 22 for a definition of “Distributable Earnings” and the reconciliation of the applicable GAAP financial measures to non-GAAP financial measures set forth on page 21. This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers. ARI makes no representation or warranty, expressed or implied, with respect to the accuracy, reasonableness or completeness of such information. Past performance is not indicative nor a guarantee of future returns. Index performance and yield data are shown for illustrative purposes only and have limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number and types of securities). Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling. No such index is indicative of the future results of any investment by ARI. Unless the context requires otherwise, references in this presentation to “Apollo” refer to Apollo Global Management, Inc., together with its subsidiaries, and references in this presentation to the “Manager” refer to ACREFI Management, LLC, an indirect subsidiary of Apollo Global Management, Inc. 2

APOLLO

Q3 Summary Results

Financial Results

- Net income available to common stockholders of **$48 million**, or **$0.34** per diluted share of common stock
- Distributable Earnings prior to realized loss on investments and realized gain on litigation settlement[1] of **$32 million**, or **$0.23** per diluted share of common stock
- Distributable Earnings[1] of **$42 million**, or **$0.30** per diluted share of common stock
- Declared common stock dividends of **$0.25** per share, which implies a dividend yield[2] of **9.9%**

Loan Portfolio

- Total loan portfolio of **$8.3 billion** with weighted-average ("w/a") unlevered all-in yield[3] of **7.7%**
  - **98%** first mortgages
  - **98%** floating rate
- W/A risk rating of **3.0**
- Committed **$3.0 billion**[(a)] ($2.2 billion[(a)] funded at close) to new loans year-to-date, **$1.0 billion**[(a)] ($807 million[(a)] funded at close) in Q3
- Loan repayments and sales of **$2.1 billion** year-to date, **$1.3 billion** in Q3
- Gross add-on fundings[5] of **$702 million** year-to date, **$234 million** in Q3

Capitalization & Liquidity

- Ended the quarter with total common equity book value of **$1.8 billion**[(b)]
- Ended the quarter with **$312 million** of total liquidity, including **$259 million** of cash[(c)] and **$53 million** available leverage on our secured debt arrangements
- Closed **one** new secured credit facility which provided an additional **$280 million** of borrowing capacity
- Increased the borrowing capacity under our revolving credit facility by $115 million to **$275 million** and extended the maturity date through August 2028

Subsequent Events

- Committed **$388 million**[(a)] ($324 million[(a)] funded at close) to two floating-rate first mortgages
- **Three units** at 111 West 57th Street closed, resulting in **~$54 million** net sales proceeds which further reduced ARI's loan basis

a) Represents USD equivalent based on foreign exchange rates as of date funded or commitment closed
b) Reflects book value per share (excluding General CECL Allowance and depreciation) of $12.73 multiplied by shares of common stock outstanding (see page 4 for book value per share overview)
c) Includes loan proceeds held by servicer

3

See footnotes on page 22

APOLLO

Per Share Overview

- Distributable Earnings prior to realized loss on investments and realized gain on litigation settlement[1]:
  - Includes $17 million realized gain on litigation settlement with The Commonwealth of Massachusetts, corresponding to $0.13 per share book value increase in Q3;
  - Excludes $7 million realized loss on investments, comprised of $6 million realized loss related to the discounted payoff of one of our subordinate loans and $1 million realized loss on the sale of a note receivable. Realization of loss associated with discounted payoff of our subordinate loan resulted in ~$1 million reversal of previously recorded specific CECL allowance, while realization of loss on note receivable sale was in line with previously recorded valuation allowance. The net impact of loss realization was ~$0.01 per share book value increase in Q3.
- Q3 Dividend Yield on Book Value Per Share[6] of 8.2%

Distributable Earnings Per Share[1]


$0.25
$0.25
$0.25
$0.07
$0.24
$0.26
$0.23
1Q'25
2Q'25
3Q'25
Distributable Earnings per Share Prior to Realized Loss on Investments and Realized Gain on Litigation Settlement1
Realized Loss on Investments and Realized Gain on Litigation Settlement
Quarterly Dividend

Book Value Per Share[6]


$12.66
$12.59
$12.73
$0.48
$0.52
0.55
$12.18
$12.07
$12.18
1Q'25
2Q'25
3Q'25
BVPS Post-General CECL Allowance & Depreciation
General CECL Allowance & Depreciation

See footnotes on page 22

4

Portfolio Activity & REO Overview Q3 Portfolio Activity YTD Portfolio Activity ($ in mm) 5 5 7 8 7 4 4 8 th Update on 111 West 57 Street REO Overview & Update Ø Six new contracts executed during Q3 and post quarter Ø Brooklyn Multifamily Development: Development of a 591-unit, 53-story multifamily tower end Ø Initial residential TCO received in June; final TCO expected in Q4 Ø Three contracts closed subsequent to quarter end generating ~$54 million of net sales proceeds Ø Move-ins commenced in July and strong leasing momentum continues Ø All net sales proceeds continue to pay down ARI’s loans ($ in mm) Net Net (a) 7 As of September 30, 2025 Assets Debt Equity Brooklyn Multifamily Development $618 ($330) $288 D.C. Hotel 158 (73) 85 Atlanta Hotel 70 - 70 7 Total REO Held for Investment $846 ($403) $443 a) Debt related to real estate owned represents construction financing on our Brooklyn Multifamily Development (maximum commitment of $388 million and presented net of $1 million in deferred financing costs) and mortgage on our D.C. Hotel (maximum 5 commitment of $74 million and presented net of $1 million in deferred financing costs) See footnotes on page 22

Q3 & YTD Loan Origination Highlights Key Highlights Q3 $1.0 billion 8.0% 60% 100% ] 7.9% YTD 100% $3.0 billion 58% ] Weighted Average New Commitments Floating Rate Weighted Average 3 (b) Unlevered All-in Yield First Mortgages Closed Loan-to-Value Asset Photos Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan (a) $131 million $255 million $106 million Loan Size Location United Kingdom/Netherlands Various, US United Kingdom 9 Industrial 8 Property, 1,319-Unit 9 Property, 3,648-Bed Collateral Open Storage Assets Senior Housing Portfolio Student Housing Portfolio Loan Purpose Refinance Refinance Acquisition (b) LTV 67% 62% 67% Investment Date August 2025 August 2025 August 2025 a) Total ARI commitment. Represents USD equivalent based on foreign exchange rates as of date commitment closed. 6 b) Reflects loan-to-value (“LTV”) at the time the loan was originated See footnotes on page 22

APOLLO

Q3 & YTD'25 Loan Origination Highlights (cont.)

Asset Photos			
Loan Type	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan
Loan Size[(a)]	$128 million	$185 million	$150 million
Location	West	Southeast	New York City
Collateral	671-Key, Full Service Upscale Hotel	42-Story Residential Tower	374-Key Upscale Hotel
Loan Purpose	Refinance	Refinance	Acquisition
LTV[(b)]	51%	51%	58%
Investment Date	August 2025	September 2025	September 2025

a) Total ARI commitment. Total ARI commitment. Represents USD equivalent based on foreign exchange rates as of date commitment closed.
b) Reflects LTV at the time the loan was originated
See footnotes on page 22

7

APOLLO

Loan Portfolio Overview

Carrying Value/ Number of Loans $8.3 billion/54 Loans	**Loan Position[9]** 98% First Mortgage	**W/A Unlevered All-in Yield on Loan Portfolio[3,9,(a)]** 7.7%
W/A Remaining Fully-Extended Term[9,10] 3.0 Years	**W/A Portfolio Risk Rating[9]** 3.0	**W/A Portfolio Loan-to-Value[(b)]** 57%

Collateral Diversification[9]


Retail(e) 4%
Mixed Use 4%
Other(c) 4%
Data Centers 5%
Residential (d) 31%
Industrial 10%
Hotel 17%
Office 25%

Origination Vintage[9]


54% of portfolio originated post-2022
$96
$265
$0
$0
$73
$283
$459
$1,052
$1,633
$716
$1,508
$2,258
2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025

a) Excludes benefit of forward points on currency hedges related to loans denominated in currencies other than USD
b) W/A LTV reflects the LTV at the time the loan was originated; based on amortized cost and excludes risk-rated 5 loans
c) Other property types include pubs (3%) and urban predevelopment (1%)
d) Residential property types include senior housing (11%), multifamily (9%), student housing (5%), residential-for-sale (4%) and vacation rentals (2%)
e) Retail property types include urban retail (2%) and lifestyle center (2%)

See footnotes on page 22

8

APOLLO

Loan Portfolio Overview (cont'd)

($ in mm) Property Type	United Kingdom	New York City	Other Europe	Southeast	West	Midwest	Other[d]	Total[7]
Residential[a]	$695 / 8%	$349 / 4%	-	$395 / 5%	$327 / 4%	$341 / 4%	$439 / 5%	$2,546 / 31%
Office	849 / 10%	491 / 6%	526 / 6%	-	-	173 / 2%	-	2,040 / 25%
Hotel	8 / 0%	397 / 5%	299 / 4%	354 / 4%	134 / 2%	141 / 2%	125 / 2%	1,460 / 17%
Industrial	270 / 3%	21 / 0%	322 / 4%	-	145 / 2%	-	75 / 1%	833 / 10%
Data Centers	157 / 2%	-	-	-	178 / 2%	-	110 / 1%	446 / 5%
Retail[b]	198 / 2%	-	28 / 0%	4 / 0%	23 / 0%	96 / 1%	10 / 0%	359 / 4%
Mixed Use	151 / 2%	153 / 2%	-	-	-	-	-	304 / 4%
Other[c]	220 / 3%	-	-	135 / 2%	-	-	-	355 / 4%
Total[7,11]	**$2,549 / 31%**	**$1,412 / 17%**	**$1,175 / 14%**	**$889 / 11%**	**$808 / 10%**	**$751 / 9%**	**$759 / 9%**	**$8,343 / 100%**
General CECL Reserve								($39)
Carrying value, net[7]								**$8,304**

Collateral Diversification



West 10%
Midwest 9%
New York City 17%
Southeast 11%



United Kingdom 31%
Sweden 3%
Germany 8%
Italy 2%

a) Residential property types include senior housing (11%), multifamily (9%), student housing (5%), residential-for-sale (4%) and vacation rentals (2%)
b) Retail property types include urban retail (2%) and lifestyle center (2%)
c) Other property types include pubs (3%) and urban predevelopment (1%)
d) Other geographies include Northeast (4%), Southwest (3%), Mid-Atlantic (1%) and Other (1%)

Note: Map does not show locations where percentages are lower than 2%

See footnotes on page 22

9

Office Loan Portfolio Overview (a) 9 (b) Number of Loans Carrying Value First Mortgage W/A Loan-to-Value 51% 9 Loans $2.0 Billion 100% rd Loans with 3 Party Largest commitment 100% 9 W/A Risk Rating (c) Subordinate Debt leased to credit tenant 2.7 5 Loans $742 million 9 9 9,10 Origination Vintage Location Fully Extended Maturities Chicago, IL 8% 68% New York City Europe 24% $1,184 32% London, UK United States 42% $822 Various, Germany $430 Milan, 5% Berlin, Italy $201 Germany 9% $362 $73 12% $237 $229 $0 $116 2017 2018 2019 2020 2021 2022 US Originations European Originations a) Includes one loan secured by a portfolio which includes office, industrial, and retail property types located in various cities across Germany b) W/A LTV reflects the LTV at the time the loan was originated; based on amortized cost and excludes risk-rated 5 loans c) Portfolio includes a £481 million ($648 million in USD), based on amortized cost, first mortgage secured by an office property in London which is 100% leased by a credit tenant for a 20-year term 10 Note: Location chart does not show locations where percentages are lower than 2% See footnotes on page 22

Senior Loan Portfolio ($ in mm) Property Origination Amortized Unfunded Construction 3rd Party Fully-extended 10 Location Residential Type Date Cost Commitments Loan Subordinate Debt Maturity Loan 1 Residential 12/2021 $246 $9 02/2027 Various, UK Loan 2 Residential 08/2025 237 15 09/2030 Various, US Loan 3 Residential 07/2024 201 - 07/2029 Various, UK Loan 4 Residential 03/2023 157 - 04/2026 Various, US Loan 5 Residential 08/2024 157 - 08/2029 Various, UK Loan 6 Residential 04/2024 157 - 05/2029 Emeryville, CA Loan 7 Residential 04/2025 153 - 04/2030 Various, US Loan 8 Residential 04/2025 144 4 05/2030 Jersey City, NJ Loan 9 Residential 09/2025 127 56 09/2030 Charlotte, NC Y Loan 10 Residential 03/2025 126 6 04/2029 Port St. Lucie, FL Y 13 Loan 11 Residential 08/2022 125 - 11/2025 Manhattan, NY Loan 12 Residential 10/2024 103 - 11/2029 Various, US Loan 13 Residential 06/2024 99 - 07/2029 Washington, DC Loan 14 Residential 08/2025 91 13 08/2030 Various, UK Loan 15 Residential 02/2025 89 - 02/2030 Miami, FL Y Loan 16 Residential 05/2021 76 - 05/2027 Cleveland, OH Loan 17 Residential 05/2025 64 - 05/2030 Manhattan, NY Y Loan 18 Residential 02/2025 39 - 02/2027 Miami, FL Subtotal - Residential $2,391 $103 11 See footnotes on page 22

APOLLO

Senior Loan Portfolio (cont.)

($ in mm) Office	Property Type	Origination Date	Amortized Cost	Unfunded Commitments	Construction Loan	3rd Party Subordinate Debt	Fully-extended Maturity[10]	Location
Loan 19[(a)]	Office	02/2022	$648	$90		Y	12/2028	London, UK
Loan 20	Office	03/2022	262	4		Y	04/2027	Manhattan, NY
Loan 21	Office	06/2019	237	35			06/2030	Berlin, Germany
Loan 22	Office	01/2020	229	23		Y	03/2028	Long Island City, NY
Loan 23	Office	02/2020	202	69		Y	03/2028	London, UK
Loan 24	Office	02/2022	174	-			06/2027	Milan, Italy
Loan 25	Office	11/2022	100	-			09/2026	Chicago, IL
Loan 26	Office	03/2018	73	-		Y	09/2027	Chicago, IL
Subtotal - Office			**$1,925**	**$221**				
Hotel								
Loan 27	Hotel	12/2023	339	30			12/2028	Various, Europe
Loan 28	Hotel	07/2021	180	-			08/2026	Various, US
Loan 29	Hotel	09/2025	149	-			10/2030	Manhattan, NY
Loan 30	Hotel	09/2015	139	-			12/2026	Manhattan, NY
Loan 31	Hotel	06/2024	131	-			06/2029	St. Petersburg, FL
Loan 32	Hotel	08/2025	122	5		Y	09/2030	San Diego, CA
Loan 33	Hotel	06/2024	109	5			07/2029	Brooklyn, NY
Loan 34	Hotel	11/2021	87	-			12/2026	St. Thomas, USVI
Loan 35	Hotel	12/2024	84	2		Y	01/2030	Indianapolis, IN
Loan 36	Hotel	12/2024	75	-		Y	12/2029	New Orleans, LA
Loan 37	Hotel	05/2019	46	-			12/2025	Chicago, IL
Subtotal - Hotel			**$1,461**	**$42**				

a) Loan is secured by an office property which is 100% leased by a credit tenant for a 20-year term

See footnotes on page 22

12

APOLLO

Senior Loan Portfolio (cont.)

($ in mm) Industrial	Property Type	Origination Date	Amortized Cost	Unfunded Commitments	Construction Loan	3rd Party Subordinate Debt	Fully-extended Maturity[10]	Location
Loan 38	Industrial	03/2021	$263	-			05/2026	Various, Sweden
Loan 39	Industrial	04/2025	242	7			05/2030	Various, US
Loan 40	Industrial	08/2024	193	30			08/2029	Various, UK
Loan 41	Industrial	08/2025	79	53			08/2030	Various, Europe
Subtotal - Industrial			$777	$90				
Data Centers								
Loan 42	Data Centers	03/2025	178	120	Y	Y	02/2030	West Jordan, UT
Loan 43	Data Centers	04/2025	157	-			02/2029	Slough, UK
Loan 44	Data Centers	05/2025	110	287	Y		06/2030	Abilene, TX
Subtotal - Data Centers			$445	$407				
Retail								
Loan 45	Retail	12/2024	198	142			07/2030	London, UK
Loan 46[12]	Retail	11/2014	96	-			09/2026	Cincinnati, OH
Loan 47	Retail	05/2022	37	-			06/2027	Various, US
Subtotal - Retail			$331	$142				
Mixed Use								
Loan 48	Mixed Use	03/2022	153	15			03/2029	Brooklyn, NY
Loan 49	Mixed Use	05/2025	151	2			05/2027	London, UK
Subtotal - Mixed Use			$304	$17				
Other								
Loan 50	Pubs	12/2023	220	-		Y	01/2029	Various, UK
Loan 51[(a)]	Portfolio	06/2021	200	13			06/2026	Various, Germany
Loan 52	Urban Predevelopment	12/2022	135	-			01/2026	Miami, FL
Subtotal - Other			$555	$13				
Subtotal/W.A. - First Mortgage			$8,189	$1,035			3.0 Years	

a) Includes portfolio of office, industrial, and retail property types

See footnotes on page 22

13

Subordinate Loan Portfolio ($ in mm) Property Origination Amortized Unfunded Construction 3rd Party Fully-extended Location 10 Type Date Cost Commitments Loan Subordinate Debt Maturity 13 Loan 53 Residential 06/2015 $126 - 11/2025 Manhattan, NY 12,13 Loan 54 Residential 05/2020 28 - 11/2025 Manhattan, NY Total $154 - Subtotal/W.A. - Subordinate $154 - 0.1 Years 7,11 Total/W.A. - Loans $8,343 $1,035 3.0 Years General CECL Reserve ($39) 7 Total/W.A. - Loans, Net $8,304 $1,035 14 See footnotes on page 22

APOLLO

Capital Structure Overview

Capital Structure Composition

($ in mm)



$5,906 (62%)
Secured Debt Arrangements(a),(b),(c)
$405 (4%)
Debt Related to Real Estate Owned
Term Loan B $748 (8%)
Senior Secured Notes $500 (5%)
$1,250 (13%)
$169 (2%)
Preferred Stock
$1,769 (19%)
Common Equity Book Value(e)

Conservative Capital Management Strategy

11 Secured Debt Arrangements[c] Across 9 Counterparties[d]

~73% W/A Available Advance Rate[f]

$2.4 billion of financing capacity[g] added during 2025

No corporate debt maturities until June 2029

a) W/A rates of applicable benchmark rates and credit spread adjustments plus spreads of USD: +2.02% / GBP: +1.99% / EUR: +2.26% / SEK: +1.50%
b) Our secured credit facilities do not contain capital markets-based mark-to-market provisions
c) Consists of nine secured credit facilities, one revolving credit facility and one private securitization
d) Includes banks in the syndicate for the revolving credit facility
e) Reflects book value per share (excluding General CECL Allowance and depreciation) of $12.73 multiplied by shares of common stock outstanding September 30, 2025
f) Based on maximum available advance rates across secured debt counterparties
g) $2.4 billion of aggregate additional financing capacity added under our secured debt arrangements in 2025

See footnotes on page 22

15

APOLLO

Mitigating Foreign Exchange Risk

We have taken several risk mitigating steps to structure and fund our non-US loan portfolio and associated secured financing facilities to position ARI for fluctuating foreign exchange rates

Foreign Exchange Rate Change (Local/USD)


1.34x
1.11x
0.10x
1.25x
1.04x
0.10x
1.29x
1.08x
0.10x
1.37x
1.18x
0.11x
1.34x
1.17x
0.11x
Sep-24
Dec-24
Mar-25
Jun-25
Sep-25
GBP
EUR
SEK

% FX Change YoY

GBP: 1%

EUR: 5%

SEK: 8%

Mitigating Foreign Exchange Risk

- Secured debt arrangements are structured in local currency thereby reducing FX exposure to our net equity on foreign loans.
  - 76% weighted average advance on total foreign loan portfolio
- Net equity and net interest income of foreign loans are economically hedged through forward currency contracts
  - Forward point impact on forward currency contracts resulted in an $3.6 million realized gain in Q3 2025

Foreign Loan Capital Stack


($ in mm)
$3,737
$2,826
$911
76%
24%
Offset by local currency denominated secured debt arrangements
Hedged with forward currency contracts
Net Equity
Secured Debt

Q3 Gain (Loss) on Net Equity

($ in mm)	As of September 30, 2025			Q3 2025
Currency	Carrying Value[(a)]	Secured Debt	**Net Equity**	**Net Loss[(b)]**
GBP	$2,529	($1,938)	**$591**	**($17)**
EUR	$945	($677)	**$268**	**($1)**
SEK	$263	($211)	**$52**	**$0**
Total	**$3,737**	**($2,826)**	**$911**	**($18)**
Q3 gain (loss) on forward contracts[(c)]				**$21**

a) Carrying value includes all commercial mortgage and subordinate loans denominated in foreign currencies with or without secured debt financing
b) Represents the net gain (loss) on foreign loan principal and respective foreign secured debt arrangements for the quarter ended September 30, 2025.
c) Represents net gain (loss) on forward contracts for the quarter ended September 30, 2025, excluding gains (losses) on forward currency contracts economically hedging foreign currency interest

Private and Confidential 16

Loan Maturities and Future Funding Profile 10,14,15 Fully-Extended Loan Maturities and Expected Future Fundings by Net Equity ($ in mm) $1,192 $410 $369 $345 $269 $125 $15 $3 $0 $0 2025 2026 2027 2028 2029 & Beyond (a) (a) Fully-Extended Maturities (Net Equity) Expected Net Future Fundings 16,(b) Net Interest Income Sensitivity to Benchmark Rates Benchmark Rates Index Sep-30 SOFR 1M 4.13% EURIBOR 2.03% SONIA ON 3.98% Note: Assumes future financing, in certain cases, against mortgages that are not currently financed. There is no assurance such future financing against mortgages that are not currently financed will occur a) Net of expected secured credit facility advances 17 b) Reflects incremental increases in respective benchmark rates as of September 30, 2025 (SOFR 1 month: 4.13%, EURIBOR 2.03% and SONIA ON: 3.98% adjusted for compounding) See footnotes on page 22

Appendix Consolidated Balance Sheets Consolidated Statement of Operations Reconciliation of GAAP Net Income to Distributable Earnings 18

Consolidated Balance Sheets ($ in thousands - except share data) September 30, 2025 December 31, 2024 Assets: Cash and cash equivalents $245,856 $317,396 (a)(b) Commercial mortgage loans, net 8,149,855 6,715,347 (b) 153,790 388,809 Subordinate loans, net Real estate owned, held for investment, net (net of $31,035 and $23,266 accumulated depreciation in 2025 and 827,672 752,643 2024, respectively) Other assets 141,872 138,027 Note receivable, held for sale - 41,200 Derivative assets, net 37 58,169 Total Assets $9,519,082 $8,411,591 Liabilities and Stockholders' Equity Liabilities: Secured debt arrangements, net $5,896,015 $4,814,973 Senior secured term loans, net 728,358 754,210 Senior secured notes, net 497,026 496,433 Debt related to real estate owned, held for investment, net 402,945 324,587 (c) 92,952 138,179 Accounts payable, accrued expenses and other liabilities Derivative liabilities, net 30,970 - Payable to related party 8,641 8,728 Total Liabilities $7,656,907 $6,537,110 Stockholders’ Equity: Preferred stock, $0.01 par value, 50,000,000 shares authorized, Series B-1, 6,770,393 shares issued and $68 $68 outstanding ($169,260 liquidation preference) in 2025 and 2024 Common stock, $0.01 par value, 450,000,000 shares authorized, 138,943,831 and 138,174,636 shares issued and 1,389 1,382 outstanding in 2025 and 2024, respectively Additional paid-in-capital 2,700,932 2,695,701 Accumulated deficit (840,214) (822,670) Total Stockholders’ Equity $1,862,175 $1,874,481 Total Liabilities and Stockholders’ Equity $9,519,082 $8,411,591 a) Includes carrying value of $8,025,026 and $6,715,347 pledged as collateral under secured debt arrangements in 2025 and 2024, respectively. b) Net of $374,257 and $373,336 CECL Allowances comprised $39,257 and $30,836 General CECL Allowance in 2025 and 2024, respectively, and $335,000 and 342,500 Specific CECL Allowance in 2025 and 2024, respectively. c) Includes $5,782 and $5,948 of General CECL Allowance related to unfunded commitments on commercial mortgage loans and subordinate loans, net in 2025 and 2024, respectively. 19 See footnotes on page 22

Three Months Ended September 30, Nine Months Ended September 30, Consolidated Statement of Operations 2025 2024 2025 2024 ($ in thousands - except share and per share data) Net interest income: Interest income from commercial mortgage loans $155,317 $179,921 $465,993 $543,025 Interest income from subordinate loans and other lending assets 86 1,210 1,200 2,901 Interest expense (115,368) (134,088) (344,603) (390,447) Net interest income $40,035 $47,043 $122,590 $155,479 Revenue from real estate owned operations 21,584 24,530 75,747 77,737 Total net revenue $61,619 $71,573 $198,337 $233,216 Operating expenses: General and administrative expenses (includes equity-based compensation of $$3,416 and $10,246 in 2025 and $4,165 and (6,651) (7,547) (19,864) (22,408) $12,510 in 2024, respectively) Management fees to related party (8,637) (8,801) (25,557) (27,395) Operating expenses related to real estate owned (19,451) (19,879) (61,331) (61,539) Depreciation and amortization on real estate owned (2,783) (2,342) (7,770) (9,285) Total operating expenses ($37,522) ($38,569) ($114,522) ($120,627) Other income, net $2,388 $1,573 $6,214 $2,784 Income (loss) from equity method investment 17,067 - 15,667 - Decrease (increase) in current expected credit loss allowance, net 6,366 899 (755) (157,043) Foreign currency translation gain (loss) (16,940) 60,102 97,323 39,177 Gain (loss) on foreign currency forward contracts (includes unrealized gains (losses) of $26,78 and ($88,723) in 2025 and 24,247 (59,535) (96,864) (29,760) ($57,621) and ($38,657) in 2024, respectively) Gain (loss) on interest rate hedging instruments (includes unrealized (losses) of ($133) and ($379) in 2025 and ($562) and - (14) 23 436 ($1,213) in 2024, respectively) Decrease in valuation allowance, loans and other lending assets held for sale 1,236 - - - Net realized loss on investments (7,436) (127,512) (7,436) (128,191) Net income (loss) before taxes $51,025 ($91,483) $97,987 ($160,008) Income tax provision (234) (66) (466) (280) Net income (loss) $50,791 ($91,549) $97,521 ($160,288) Preferred dividends (3,068) (3,068) (9,204) (9,204) Net income (loss) available to common stockholders $47,723 ($94,617) $88,317 ($169,492) Net income (loss) per basic share of common stock $0.34 ($0.69) $0.62 ($1.23) Net income (loss) per diluted share of common stock $0.34 ($0.69) $0.62 ($1.23) Basic weighted-average shares of common stock outstanding 138,943,831 138,246,827 138,843,250 140,177,962 Diluted weighted-average shares of common stock outstanding 139,667,116 138,246,827 139,300,645 140,177,962 Dividend declared per share of common stock $0.25 $0.25 $0.75 $0.95 20 See footnotes on page 22

1 Reconciliation of GAAP Net Income to Distributable Earnings ($ in thousands - except share and per share data) Three Months Ended 1 Distributable Earnings : September 30, 2025 June 30, 2025 $47,723 $17,671 Net income (loss) available to common stockholders: Adjustments: Equity-based compensation expense 3,416 3,400 Loss (gain) on foreign currency forwards (24,247) 82,139 Foreign currency loss (gain), net 16,940 (73,705) Unrealized loss on interest rate cap 133 72 Realized losses relating to interest income on foreign currency hedges, net (895) (671) Realized gains relating to forward points on foreign currency hedges, net 3,563 630 Depreciation and amortization on real estate owned 2,783 2,531 Increase (decrease) in valuation allowance, loans and other lending assets held for sale (1,236) 1,236 Increase (decrease) in current expected credit loss allowance, net (6,366) 3,113 Realized loss on investments 7,436 - Realized gain on litigation settlement (17,394) - Total adjustments (15,867) 18,745 Distributable Earnings prior to realized loss on investments and realized gain on litigation settlement $31,856 $36,416 Realized loss on investments (7,436) - Realized gain on litigation settlement 17,394 - Distributable Earnings $41,814 $36,416 1 Weighted-average diluted shares – Distributable Earnings Weighted-average diluted shares – GAAP 139,667,116 139,208,860 17 Weighted-average unvested RSUs 1,495,926 1,969,894 1 Weighted-average diluted shares – Distributable Earnings 141, 163,042 141, 178,754 1 Diluted Distributable Earnings per share of common stock prior to realized loss on investments and realized gain on litigation settlement $0.23 $0.26 1 Diluted Distributable Earnings per share of common stock $0.30 $0.26 21 See footnotes on page 22

Footnotes 1. Distributable Earnings: Distributable Earnings is a non-GAAP financial measure that we define as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding), (ii) any unrealized gains or losses or other non-cash items (including depreciation and amortization on real estate owned) included in net income available to common stockholders, (iii) unrealized income from unconsolidated joint ventures, (iv) foreign currency gains (losses), other than (a) realized gains/(losses) related to interest income, and (b) forward point gains/(losses) realized on our foreign currency hedges, and (v) provision for current expected credit losses. Please see page 21 for a reconciliation of GAAP net income to Distributable Earnings. Distributable Earnings Prior to Realized Loss on Investments and Realized Gain from Litigation Settlement: We believe it is useful to our investors to present Distributable Earnings prior to realized loss on investments and realized gain from litigation settlement to reflect our operating results because (i) our operating results are primarily comprised of earning interest income on our investments net of borrowing and administrative costs, which comprise our ongoing operations and (ii) it has been a useful factor related to our dividend per share because it is one of the considerations when a dividend is determined. We believe that our investors use Distributable Earnings and Distributable Earnings prior to realized loss on investments and realized gain from litigation settlement, or a comparable supplemental performance measure, to evaluate and compare the performance of our company and our peers. 2. Reflects closing share price on October 29, 2025. 3. Weighted Average Unlevered All-in Yield on the loan portfolio is based on the applicable benchmark rates as of period end on the floating rate loans and includes accrual of origination, extension, and exit fees. For non-US deals, yield excludes incremental forward points impact from currency hedging. 4. Includes a $41 million held-for-sale corporate note. The note was sold during the third quarter of 2025. 5. Add-on fundings represent fundings subsequent to loan closing. 6. Book value per share, or “BVPS”, of common stock is common stockholders’ equity divided by shares of common stock outstanding. 7. Amounts and percentages may not foot due to rounding. 8. Other includes changes in General CECL Allowance, cost recovery interest, realized loss on investments, and the accretion of loan costs and fees. 9. Based on loan amortized cost, net of Specific CECL Allowance. 10. Assumes exercise of all extension options. There is no assurance that all or any extension options will be exercised. 11. Gross of $39 million of General CECL Allowance. 12. Amortized cost for these loans is net of the recorded Specific CECL Allowances. 13. Loans are secured by the same property. 14. Future funding dates and amounts are based upon the Manager’s estimates, which are derived from the best information available to the Manager at the time. There is no assurance that the payments will occur in accordance with these estimates or at all, which could affect our operating results. 15. Excludes risk-rated 5 loans. 16. Any such hypothetical impact on interest rates on our variable rate borrowings does not consider the effect of any change in overall economic activity that could occur in a rising interest rate environment. Further, in the event of a change in interest rates of that magnitude, we may take actions to further mitigate our exposure to such a change. However, due to the uncertainty of the specific actions that would be taken and their possible effects, this analysis assumes no changes in our financial structure. There is no assurance that there will be no changes in our financial structure. The analysis incorporates movements in USD, GBP and EUR benchmark rates only. 17. Unvested RSUs are net of incremental shares assumed repurchased under the treasury stock method, if dilutive. For the three months ended September 30, 2025 and June 30, 2025, there were 723,285 and 265,295 incremental shares included, respectively. 22